Supplement to the
Fidelity Advisor Focus Funds®
Institutional Class
September 28, 2013
Prospectus

The following information replaces similar information for Fidelity Advisor Consumer Discretionary Fund found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 10.

Peter Dixon (portfolio manager) has managed the fund since July 2014.

Effective July 1, 2014, the following information replaces similar information found in the "Shareholder Information" section under the heading "Buying Shares" on page 38.

Institutional Class shares are offered to:

1. Employee benefit plans investing through an intermediary and employee benefit plans not recordkept by Fidelity. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;

6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;

7. Qualified tuition programs for which Fidelity serves as investment manager, or mutual funds managed by Fidelity or other parties;

8. Employer-sponsored health savings accounts investing through an intermediary; and

9. Destiny Planholders who exchange, or have exchanged, from Class O to Institutional Class of Fidelity Advisor funds.

The following information replaces the biographical information for Gordon Scott found in the "Fund Management" section on page 43.

Peter Dixon is portfolio manager of Fidelity Advisor Consumer Discretionary Fund, which he has managed since July 2014. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Dixon has worked as a research analyst and portfolio manager.

AFOCI-14-02  July 18, 2014
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